UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-27610-A

Date of Report: November 23, 2007

CHINA YCT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

65-2954561

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

 c/o American Union Securities, 100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

ItLinkz Group, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Certificate of Incorporation

Effective at close of business on November 23, 2007, ItLinkz Group, Inc. filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation.  The amendments (1) changed the name of the corporation to “China YCT International Group, Inc.”  and (2) effected a reverse stock split of the corporation’s common stock in the ratio of 1:28.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment to Certificate of Incorporation filed on November 15, 2007, effective November 23, 2007 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YCT International Group, Inc.

Dated:  November 27, 2007

By:/s/ _Yan Tinghe  ___________

Yan Tinghe

Chief Executive Officer